     SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2)
[X]	Definitive Information Statement

RED SKY RESOURCES INC.
(Name of Registrant as Specified in Charter)

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     SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended

RED SKY RESOURCES, INC.
650 West Georgia Street, Suite 2410
Vancouver, B.C. V6B 4N7 Canada

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Red Sky Resources, Inc., a Nevada corporation, to the holders of record at the close of business on the record date, May 2, 2006, of the company's outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to a change of name of our company from "Red Sky Resources, Inc." to "Source Petroleum Inc."

Our company received the consent of a majority of the outstanding shares of our common stock for the change of name to "Source Petroleum Inc." on May 2, 2006. Our company will, when permissible following the expiration of the twenty-day (20) period mandated by Rule 14c and the provisions of the Private Corporations Act of the Nevada Revised Statutes (NRS 78.010 et seq.), file Articles of Amendment to amend our Certificate of Incorporation changing our name. This amendment will not be filed until after a date which is at least twenty (20) days after the filing and mailing of a definitive Information Statement.

We have decided to change the name of our company to "Source Petroleum Inc." to more accurately reflect our future business.

The proposed Articles of Amendment to Articles of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the Nevada Secretary of State. We anticipate that such filing will occur twenty (20) days after a definitive Information Statement is first mailed to shareholders.

The entire cost of furnishing this Information Statement will be borne by our company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our board of directors have fixed the close of business on May 2, 2006 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 100,342,500 shares of common stock issued and outstanding on May 2, 2006. We anticipate that this Information Statement will be mailed on or about May 3, 2006 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since September 1, 2004, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of the Company;

2.	any proposed nominee for election as a director of the Company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the change of name as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the record date, May 2, 2006, we had a total of 100,342,500 shares of common stock ($0.001 par value per common share) issued and outstanding.

The following table sets forth, as of May 2, 2006, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
D. Barry Lee	67,500,000 common shares	67.27%

(1)	Based on 100,342,500 shares of common stock issued and outstanding as of May 2, 2006. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

AMENDMENT TO THE CORPORATION'S ARTICLES

Shareholder approval for the change of name of our company from "Red Sky Resources, Inc." to "Source Petroleum Inc." was obtained by written consent of shareholders owning 67,500,000 shares of our common stock, which represented 67.27% on the record date, May 2, 2006. The change of name will not become effective until not less than twenty (20) days after a definitive Information Statement is first mailed to shareholders of our common stock and until the appropriate filings have been made with the Nevada Secretary of State.

DISSENTERS RIGHTS

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed amendments to our Articles of Incorporation in connection with the change of name.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our corporation, including financial statements, you may refer to our Form 10-KSB and other periodic filings made with the SEC from time to time. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our secretary at (800) 661-7830.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Red Sky Resources, Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

May 2, 2006

RED SKY RESOURCES, INC.

By: /s/ Jeff Gillis

Jeff Gillis
President and Director

APPENDIX A

CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390)
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATION
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)
1.	Name of Corporation: RED SKY RESOURCES, INC.
2.	The Articles have been amended as follows (provide article numbers if available):

FIRST
The name of this corporation is SOURCE PETROLEUM INC.

3.	The vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater portion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 50,171,251. The holder of 67,500,000 shares voted in favor of the amendment, or 67.27%.

4.	Effective date of filing (optional):	May 25, 2006
5.	Officer Signatures (required):